UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains, or may contain, among other things, certain “forward-looking statements”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the EC. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2016, PositiveID Corporation (the “Company”) closed a Securities Purchase Agreement (“Crossover SPA”) with Crossover Capital Fund I, LLC (“Crossover”), dated June 17, 2016, providing for the purchase of two Convertible Redeemable Notes in the aggregate principal amount of $143,000 (the “Crossover Notes”), with the first note having an original principal balance of $71,500 (“Crossover Note I”) and the second note having an original principal balance of $71,500 (“Crossover Note II” and collectively with Crossover Note I, the “Crossover Notes”). Crossover Note I has been funded, with the Company receiving net proceeds of $65,000 (net of original issue discount). With respect to Crossover Note II, Crossover issued a secured note to the Company in the same amount as initial payment for Crossover Note II (“Crossover Secured Note”).

The funding of Crossover Note II is subject to certain conditions as described in the Crossover Secured Note, including that the Company meets the “current information requirements” of Rule 144 promulgated under the Securities Act of 1933, as amended. Crossover is required to pay the principal amount of the Crossover Secured Note in cash and in full prior to executing any conversions under Crossover Note II. The Crossover Notes bear an interest rate of 10%, which is payable in the Company’s common stock (“Interest Shares”) based on the Conversion Formula (as defined below), and are due and payable before or on June 17, 2017, provided that the holder of the Crossover Notes may at any time send in a notice of conversion to the Company for Interest Shares and the dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of the applicable note on the date of such notice. The Crossover Notes (subject to funding in the case of Crossover Note II) may be converted by Crossover at any time into shares of Company’s common stock at a price equal to the lower of (i) $0.022 per share or (ii) a 37.5% discount to the lowest closing bid price of the Company’s common stock as reported on the OTCQB for the 15 prior trading days including the day upon which a notice of conversion is received by the Company or its transfer agent (provided such notice of conversion is delivered to the Company or its transfer agent after 4 p.m. Eastern Standard Time if the holder wishes to include the same-day closing price) (the “Conversion Formula”). Crossover Note II requires full payment of the Crossover Secured Note to the Company by Crossover before conversions may be made.

The Crossover Notes are long-term debt obligations that are material to the Company. The Crossover Notes may be prepaid in accordance with the terms set forth in the Crossover Notes. The Crossover Notes also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission, and increases in the amount of the principal and interest rates under the Crossover Notes in the event of such defaults. In the event of default, at the option of Crossover and in Crossover’s sole discretion, Crossover may consider the Crossover Notes immediately due and payable.

The foregoing description of the terms of the Crossover SPA, Crossover Note I, Crossover Note II, and Crossover Secured Note, do not purport to be complete and are qualified in its entirety by the complete text of the documents attached as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, and Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions in Item 1.01 of the notes issued by the Company that are convertible into the Company’s equity securities at the option of the holder of the notes are incorporated herein. The issuance of the notes set forth herein was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Form of 10% Convertible Redeemable Note, dated June 17, 2016, with Crossover Capital Fund I, LLC
4.2	Form of 10% Convertible Redeemable Note, dated June 17, 2016, with Crossover Capital Fund I, LLC
10.1	Securities Purchase Agreement, dated June 17, 2016, with Crossover Capital Fund I, LLC
10.2	Form of Crossover Capital Fund I, LLC Collateralized Note, dated June 17, 2016, with PositiveID Corporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: June 24, 2016	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description
4.1	Form of 10% Convertible Redeemable Note, dated June 17, 2016, with Crossover Capital Fund I, LLC
4.2	Form of 10% Convertible Redeemable Note, dated June 17, 2016, with Crossover Capital Fund I, LLC
10.1	Securities Purchase Agreement, dated June 17, 2016, with Crossover Capital Fund I, LLC
10.2	Form of Crossover Capital Fund I, LLC Collateralized Note, dated June 17, 2016, with PositiveID Corporation